UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2024
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Sterling Check Corp.
(Exact name of registrant as specified in its charter)
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Delaware	001-40829		37-1784336
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
6150 Oak Tree Boulevard, Suite 490	Independence	Ohio	44131
(Address of principal executive offices)			(Zip code)
Registrant’s telephone number, including area code: 1 (800) 853-3228
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	STER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective as of August 28, 2024, Theresa Neri Strong, Chief Accounting Officer of Sterling Check Corp. (the “Company”), went on maternity leave. In Ms. Strong’s absence, Richard Dziadzio, the Company’s Executive Vice President, Interim Chief Financial Officer, will assume Ms. Strong’s duties as the Company’s principal accounting officer and serve as the Company’s Executive Vice President, Interim Chief Financial Officer and Interim Chief Accounting Officer.
Biographical information for Mr. Dziadzio is included in the Company’s Current Report on Form 8-K filed on June 5, 2024 with the Securities and Exchange Commission, and such information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CHECK CORP.
August 30, 2024	By:	/s/ STEVEN BARNETT
	Name:	Steven Barnett
	Title:	Executive Vice President, Secretary and
Chief Legal & Risk Officer